AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT

     AMENDMENT NO. 1 TO CREDIT AND GUARANTEE AGREEMENT ("this Amendment"), dated as of September 30, 2001, among REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company"), and the lending institutions party hereto.

     WHEREAS, the Company, certain of its subsidiaries, certain lenders, Fleet Securities, Inc., as sole advisor, lead arranger and book manager, Congress Financial Corporation (New England), as syndication agent and coarranger, and Fleet Capital Corporation, as administrative agent (the "Agent"), entered into a certain Credit and Guarantee Agreement, dated as of August 21, 2001 (such agreement being referred to herein as the "Credit Agreement"), pursuant to which one or more of such lenders have agreed, subject to certain terms and conditions, to make revolving advances to one or more of the Borrowers and to issue or to cause the issuance of letters of credit for the account of one or more of the Borrowers;

     WHEREAS, the Borrowers have requested that the Required Lenders agree to amend the Leverage Ratio financial covenant set forth in Section 10.14 of the Credit Agreement for the four fiscal quarter period of the Company ending September 30, 2001;

     WHEREAS, the Required Lenders are agreeable to such amendment, subject to the terms and conditions herein contained;

     NOW, THEREFORE, the Company, on behalf of the Borrowers, and the Required Lenders hereby agree as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. AMENDMENT. Subject to satisfaction of the condition of effectiveness set forth in Section 3 below, the Company, on behalf of the Borrowers, and the Required Lenders hereby agree that Section 10.14 of the Credit Agreement is amended by deleting the ratio "6.00:1.00" set forth opposite the period "Four fiscal quarters ending 9/30/01" and substituting therefor the ratio "6.40/1.00".

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective when counterparts hereof have been duly executed and delivered to the Agent by the Company, on behalf of the Borrowers, and the Required Lenders.

     SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 5. REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendment contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as the provisions thereof have been amended by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as the provisions thereof have been amended by this Amendment.

     SECTION 6. RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. The Company, on behalf of the Borrowers, represents and warrants that after giving effect to this Amendment (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified date) and (ii) there exists no Default or Event of Default.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  REMINGTON PRODUCTS COMPANY,
                                   L.L.C., on behalf of the Borrowers


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  FLEET CAPITAL CORPORATION


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  CONGRESS FINANCIAL
                                   CORPORATION (NEW ENGLAND)


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


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

                                  HELLER FINANCIAL, INC.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  CITIZENS BUSINESS CREDIT CO.,
                                   A DIVISION OF CITIZENS LEASING
                                   CORP.


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  IBJ WHITEHALL BUSINESS
                                   CREDIT CORPORATION


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------


                                  THE PROVIDENT BANK


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  PNC, NATIONAL ASSOCIATION


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------





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